Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amended Annual Report of Allogene Therapeutics, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2022, to which this Certification is attached as Exhibit 32.2, as filed with the Securities and Exchange Commission on the date hereof (the “Amended Annual Report”), I, Geoffrey Parker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Amended Annual Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Amended Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2024	By:	/s/ Geoffrey Parker
Geoffrey Parker Chief Financial Officer (Principal Financial and Accounting Officer)
This certification accompanies the Form 10-K/A to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Allogene Therapeutics, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K/A), irrespective of any general incorporation language contained in such filing.